REGISTRATION RIGHTS AGREEMENT

     THIS  REGISTRATION  RIGHTS  AGREEMENT  (the  "Agreement")  is  made  as  of
September 5, 2001 between The Right Start, Inc., a California corporation (the "Company"), and Athanor Holdings, LLC ("Athanor"), Fred Kayne, an individual ("Fred Kayne"), ARBCO Associates, L.P., Kayne Anderson Non-Traditional Investments, L.P., Kayne Anderson Offshore Limited, Kayne Anderson Diversified Capital Partners, L.P., Kayne Anderson Capital Partners, L.P. (collectively, the "Kayne Entities"), Richard Kayne, an individual ("Richard Kayne"), Palomar Ventures I, L.P. ("Palomar"), Marina Corporate LLC ("Marina") and Michael Targoff, an individual ("Michael Targoff") (Athanor, Fred Kayne, the Kayne Entities, Richard Kayne, Palomar, Marina and Michael Targoff, each a "Holder").

                                 R E C I T A L S

     WHEREAS, the Company and Athanor have entered into an Investment Agreement, dated August 15, 2001 as amended by Amendment No. 1 to Investment Agreement, dated September 5, 2001 (the "Athanor Purchase Agreement") pursuant to which the Company sold and Athanor purchased the Company's Series E Convertible Preferred Stock, $.01 par value per share, (the "Series E Preferred") and the Company's 4% Subordinated Convertible Redeemable Pay-in-Kind Note due 2004 (the "PIK Notes");

     WHEREAS, the Company and Michael Targoff have entered into the LLC Purchase Agreement, dated August 17, 2001 (the "LLC Purchase Agreement") pursuant to which the Company sold and Michael Targoff purchased the Company's Series F Convertible Preferred Stock, $.01 par value per share (the "Series F Preferred"); and the Company and Palomar, Marina, Fred Kayne, Richard Kayne, and the Kayne Entities (the "Targoff-RS Holders" and, together with Michael Targoff, the "Series F Holders") have entered into the Targoff-RS LLC Note Purchase Agreement, dated September 5, 2001 (the "Targoff Note Purchase Agreement"), pursuant to which the Company sold and the Targoff-RS Holders purchased the Company's Series F Preferred;

     WHEREAS, the Company, Fred Kayne and the Kayne Entities (the "Series G Holders") have entered into the Series G Convertible Preferred Stock Purchase Agreement, dated September 5, 2001 (the "Series G Purchase Agreement" and, together with the Athanor Purchase Agreement, the LLC Purchase Agreement, the Targoff-RS Purchase Agreement, the "Purchase Agreements" ) pursuant to which the Company sold and the Series G Holders purchased the Company's Series G Convertible Preferred Stock, $.01 par value per share (the "Series G Preferred" and, together with the Series E Preferred, the Series F Preferred; and the PIK Notes, the "Convertible Securities");

     WHEREAS, pursuant to the Purchase Agreements, the Company and each Holder desires to enter into this Agreement to provide each Holder with certain registration rights and to address related matters;

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein, the parties agree as follows:
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1.       Registration Rights.

     1.1      Demand Registration Rights.

     Subject to the provisions of this Section 1.1, the Company shall, from time to time, as expeditiously as practicable, use its best efforts to file with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Act"), a registration statement (a "Shelf Registration") for an offering to be made on a continuous basis pursuant to Rule 415 of the Act, on the appropriate form (using Form S-3 or other "short form," if available) covering all the Registrable Securities (as defined below) requested to be covered by any Holder(s) pursuant to Section 1.2. As more fully provided in
Section 1.2, each Holder or group of Holders may request various registrations from time to time covering any or all of the Registrable Securities of such Holder(s), and references herein to a Shelf Registration shall be deemed to include, separately, each registration statement filed in response to any such request. "Registrable Securities" means all the shares of Common Stock of the Company, no par value per share ("Common Stock"), issuable to each Holder pursuant to conversion of the Convertible Securities issued by the Company to such Holder pursuant to the Purchase Agreements and, to the extent not already registrable pursuant to other registration rights held by such Holder, all other shares of Common Stock held by or issuable under convertible securities or securities exercisable for Common Stock held by such Holder on the date hereof. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when such securities shall: (x) have been disposed of pursuant to an effective registration statement or Rule 144 promulgated under the Act ("Rule 144"); (y) be freely transferable pursuant to paragraph (k) of Rule 144; or (z) cease to be outstanding.

     If a Shelf Registration or any Substitute Shelf Registration (as defined below) ceases to be effective for any reason at any time during the Effectiveness Period (as defined below) (other than because of the sale of all of the Registrable Securities registered thereunder), the Company shall use its reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within thirty (30) business days of such cessation of effectiveness amend the Shelf Registration or Substitute Shelf Registration in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file a substitute "shelf" registration statement pursuant to Rule 415 covering all of the Registrable Securities requested under such Shelf Registration which have not been sold (a "Substitute Shelf Registration"). If a Substitute Shelf Registration is filed, the Company shall use its reasonable best efforts to cause the Substitute Shelf Registration to be declared effective as soon as practicable after such filing and to keep such registration statement continuously effective in accordance with the terms of this Agreement.

     Subject to the provisions of this Section 1.1, the Company shall cause each registration statement filed hereunder to remain effective on a continuous basis until the earlier of (A) three months after such time as no Selling Holder (as defined in Section 1.2 below) is deemed an "affiliate" of the Company under Rule 144 or (B) no Registrable Securities covered by such registration statement remain outstanding, determined on an as-converted basis (the date such registration statement becomes effective until the earlier of (A) or (B) above, the "Effectiveness Period").

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

     The Selling Holders agree not to effect a public sale or distribution under such registration statement and the Company may suspend resales by any Selling Holder under such registration pursuant to this Section 1.1 for the period (the "Suspension Period") (i) beginning 30 days prior to the anticipated effective date of a proposed underwritten public offering of equity securities of the Company approved by the Company's Board of Directors through the period ending 90 days after such effective date unless the underwriters managing the public offering otherwise agree (provided that the Company shall not rely on the suspension under this clause (i), if the offering includes Common Stock, unless the Company makes available a reasonable portion of such offering to any Selling Holders who wish to be included as sellers; provided further, that the portion made available shall be determined to be reasonable if determined by the underwriter, if any, to be reasonable after taking into account the ability of the market to absorb the full offering without a reduction in the selling price anticipated to be received for the securities sold in such offering (such a reduction to be due solely to the increase in number of shares in the offering); provided further that in any circumstance in which all Registrable Securities requested to be included in a registration that is excepted from a suspension under this clause (i) cannot be so included, the number of shares of Registrable Securities that may be so included shall be allocated among the Selling Holders that have a right to be included in such registration and have exercised such right, pro rata on the basis of the number of shares of Registrable Securities and such other securities that would be held assuming conversion of the shares requested to be registered); (ii) for no more than 90 days after the Board of Directors of the Company reasonably determines in good faith that the disclosure which, based on the advice of counsel, is required to permit such resales during such time would have a material adverse effect upon the Company's ability to accomplish a proposed sale of all (or substantially all) of the assets of the Company, or a merger, reorganization, recapitalization or similar transaction materially affecting the capital structure or equity ownership of the Company; or (iii) for no more than 90 days after the Board of Directors of the Company reasonably determines in good faith that there is material undisclosed information with respect to the Company or its publicly traded securities for which immediate disclosure would be adverse to the Company.

     The Company  shall  promptly  notify each Selling  Holder in writing of any decision to cease to maintain a Shelf Registration or Substitute Shelf Registration or to prohibit resales pursuant to this Section 1.1, which notice shall set forth in reasonable detail the reason for such decision and shall include an undertaking by the Company promptly to notify each Selling Holder as soon as resales may resume. Upon receipt by a Selling Holder of notice of an event of the kind described in this Section 1.1, such Selling Holder shall forthwith discontinue such Selling Holder's disposition of Registrable Securities until the earlier of the expiration of the Suspension Period set forth above and such Selling Holder's receipt of notice from the Company that such disposition may continue and of any supplemented or amended prospectus indicated in such notice. Notwithstanding anything herein to the contrary, the Company may not invoke more than one (1) Suspension Period in any 365 day period.

     1.2 Registration Procedures. Upon written request from any Holder or group of Holders of Registrable Securities (each, a "Selling Holder"), the Company shall prepare and file a registration statement or a Shelf Registration, as requested by the Selling Holder(s), covering the Registrable Securities requested to be included by such Holder(s); provided that such request relates to not less than the lesser of (i) 1,000,000 (one million) Registrable Securities and (ii) all remaining Registrable Securities held by the Selling

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

Holders(s). A Holder or group of Holders may request registration of any or all of the Registrable Securities of such Holder(s) and may make such requests from time to time as set forth in the immediately preceding sentence. The purpose of the foregoing provision is to permit a Holder or group of Holders to request initial registration of a portion of its or their Registrable Securities, followed by additional registrations in the future, and so that over time and in the aggregate a Holder or group of Holders may request registration of all of its or their Registrable Securities. The Holders agree that they will consult with the Company and with each other in order that the timing and size of separate requested registrations may be appropriately coordinated or combined. In connection therewith, each Selling Holder shall furnish the Company with all information and statements about or pertaining to such Selling Holder in such reasonable detail and on such timely basis as is reasonably requested by the Company in connection with the preparation of such registration statement; provided, however, that any such information shall be given or made by a Selling Holder without representation or warranty of any kind whatsoever, except with respect to the identity of such Selling Holder, such Selling Holder's Registrable Securities and such Selling Holder's intended method of distribution or any other representation required by applicable law. In connection with requests by any Selling Holder and the filing of any registration statement hereunder, the Company shall use its reasonable best efforts, as expeditiously as possible to:

     (a) prepare and file with the SEC, as soon as practicable, but in no event later than 30 days after such request by any Selling Holder of Registrable Securities, a registration statement with respect to the shares requested to be registered by such Selling Holder and use its reasonable best efforts to cause such registration statement to become effective as soon as practicable, but in no event later than 60 days after such filing has been made (or 90 days after such filing has been made if a "full review" is made by the SEC pursuant to such filing) as provided herein. Notwithstanding the foregoing, before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish counsel for such Selling Holder(s) with copies of all such documents proposed to be filed and shall make such changes reasonably requested by the Selling Holder(s) or their counsel in writing;

     (b) prepare and file with the SEC such amendments and supplements to such registration statement and prospectus used in connection therewith with respect to the shares requested to be registered by such Selling Holder(s) as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement during the Effectiveness Period;

     (c) furnish to such Selling Holder(s) such number of conformed copies of such registration statement, each amendment and supplement thereto (including all exhibits), the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), any other prospectus filed under the Act, and such other documents as such Selling Holder(s) may reasonably request;

     (d) use its reasonable best efforts to register or qualify all Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as such Selling Holder(s) request(s) in writing (and to maintain such registrations and qualifications effective during the Effectiveness Period and to do any and all other acts and things which may

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

be reasonable or advisable to enable such Selling Holder(s) to consummate the disposition in such jurisdictions of such shares (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not be required but for this Section 1.2(d), (ii) subject itself to taxation in any such jurisdiction, or (iii) file any general consent to service of process in any such jurisdiction);

     (e) in any underwritten offering, and if reasonable and customary in the context of such offering, use its reasonable best efforts to furnish to the Selling Holders a signed counterpart, addressed to the Selling Holders of Registrable Securities (and the underwriters, if any):

        (x) an opinion of counsel for the Company, dated  the  effective date of
such   registration  statement  or   the   date  of   the  closing   under   the
underwriting agreement in the form negotiated by the underwriters, and

        (y) a "comfort" or procedures letter in the form negotiated by the underwriters dated such dates(s) as the letter(s) delivered to the underwriters, signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, in accordance with the provisions of Statement on Auditing Standards ("SAS") No. 72, as amended by SAS 76 and SAS 86 (and any successor supplementing statements), covering substantially the same matters with respect to such registration statement and the prospectus included therein (and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements), as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities, and in the case of the accountants' letter, such other financial matters as such underwriters may reasonably request;

     (f) promptly notify such Selling Holder(s), at any time during which a prospectus relating thereto is required to be delivered under the Act within the period that the Company is required to keep a registration statement effective with respect to such shares being registered, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact required to be stated therein or necessary to make the statements therein not misleading, and, except during a Suspension Period, promptly prepare a supplement or amendment to such prospectus and deliver it to the Selling Holder(s), so that, as thereafter delivered to the Selling Holder(s), such prospectus will not contain an untrue statement of a material fact or omit to state any fact required to be stated therein or necessary to make the statements therein not misleading;

     (g) use its reasonable best efforts to cause all Registrable Securities covered by such registration statement to be listed on the securities exchanges or interdealer quotation systems (including the NASDAQ National Market), if any, on which similar securities issued by the Company are then listed;

     (h) comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an

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

earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Act and Rule 158 promulgated thereunder;

     (i) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement, and enter into such customary agreements, including an underwriting agreement in customary form with a lead underwriter, if any, chosen by the Selling Holder(s), both the lead underwriter and the agreement to be reasonably acceptable to the Company, and take all such other actions as such Selling Holder(s) or underwriters reasonably request (and subject to the reasonable approval of such Selling Holder(s)) in order to expedite or facilitate the disposition of such shares);

     (j) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as promptly as practicable; and

     (k) make reasonably available for inspection by such Selling Holder(s) and by any underwriter, in each case, participating in any distribution pursuant to such registration statement, and by any attorney, accountant or other agent retained by such Selling Holder(s), or by any such underwriter, all relevant financial and other records, pertinent corporate documents, and properties (other than confidential intellectual property) of the Company and to use its reasonable best efforts to cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by such persons in connection with such registration statement; provided, however, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information (and the fact of, and the actual, notice under Section 1.1 that a registration statement will not be maintained or that resales will be suspended) shall be kept confidential by each Selling Holder and by any underwriter, attorney, accountant or agent participating in any distribution pursuant to such registration statement, unless such disclosure is required to be made in connection with a court proceeding or, in the written opinion of legal counsel acceptable to the Company, required by law (provided, in each case, that the Company is given prompt notice of such requirement and the disclosing party assists the Company to obtain a protective order against such disclosure), or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality, in each case, without violation of the confidentiality obligations of each Selling Holder under this Agreement.

     1.3 Registration Expenses. The Company will pay all Registration Expenses of all registrations made under this Agreement. For purposes of this Section, the term "Registration Expenses" means all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees (other than National Association of Securities Dealers, Inc. filing fees pursuant to an underwritten offering), exchange listing fees, printing expenses, fees, and expenses of counsel and accountants for the Company and the reasonable fees and expenses of one firm or counsel selected by the Selling Holders collectively, state Blue Sky fees and expenses, and the expense

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

of any special audits incident to or required by any such registration, but excluding underwriting discounts and selling commissions and transfer taxes, if any, which shall be paid by the Selling Holders pro rata, based on the number of shares sold by each Selling Holder under the applicable registration statement.

     1.4 Requested Underwritten Offerings. Pursuant to any registration statement requested by a Holder or Holders under Section 1.2, such Holder(s) may request that the offering be underwritten by an investment bank, the lead underwriter of which shall be chosen by the Selling Holder(s) holding at least a majority of the Registrable Securities requesting such registration, such lead underwriter to be reasonably acceptable to the Company. If requested by the underwriters for any such underwritten offering by the Selling Holders, the Company will use its reasonable best efforts to enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Company, each such Selling Holder and the underwriters and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnities to the effect and to the extent provided in Section 1.6. The Selling Holder(s) will reasonably cooperate with the Company in the negotiation of the underwriting agreement, and the Company shall prepare and make any changes to the underwriting agreement, the registration statement and related documents reasonably requested by the underwriters or the Selling Holder(s), as the case may be. Each Selling Holder participating in such offering shall be a party to such underwriting agreement. No Selling Holder shall be required to make any representations or warranties to, or agreements with, the Company other than representations, warranties or agreements regarding the identity of such Selling Holder, such Selling Holder's Registrable Securities and such Selling Holder's intended method of distribution or any other representations required by applicable law. No Selling Holder may participate in such underwritten offering unless such Holder agrees to sell its Registrable Securities on the basis provided in the underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of the underwriting agreement. If a Selling Holder disapproves of the terms of the underwriting agreement, such holder may elect to withdraw therefrom and from such registration by notice to the Company and the lead underwriter.

     1.5 Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Act pursuant to this Agreement, the Company will give the Selling Holders, their underwriters, if any, and their respective counsel the opportunity to participate in the preparation of such registration statement and each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such reasonable access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Selling Holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Act.

     1.6      Indemnity.

     (a) In the event that any Registrable Securities are registered by means of a registration statement pursuant to Section 1.1, the Company agrees to indemnify and hold harmless each of the Selling Holder(s), each of its partners, members, managers, officers and directors, as applicable, and each person, if any, who controls such Selling Holder within the meaning of the Act (each

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

Selling Holder, its partners, managers, members, officers and directors, as applicable, and any such other persons being hereinafter referred to individually as a "Indemnified Person" and collectively as "Indemnified Persons") from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities (joint or several), costs, and expenses (joint or several), including, without limitation, interest, penalties, and reasonable attorneys' fees and disbursements, asserted against, resulting to, imposed upon or incurred by such Indemnified Person, directly or indirectly pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may become subject under the Act, the Securities Exchange Act of 1934, as amended, or any other federal or state laws (hereinafter referred to in this Section 1.6 in the singular as a "claim" and in the plural as "claims"), insofar as any such claim is based upon, arising out of or resulting from any untrue statement or alleged untrue statement of a material fact contained in the registration statement (including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto) or any omission or alleged omission to state therein a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based upon, arises out of or results from information furnished to the Company in writing by such Selling Holder expressly for use in connection with the registration statement. Any indemnity by the Company under this Section 1.6 shall survive the transfer of the Registrable Securities by the Selling Holder for the benefit of such Selling Holder, and shall also inure to the benefit of such Selling Holder's successors and assigns. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each person who controls such underwriters (within the meaning of the Act) to the same extent as provided above with respect to the indemnification of the Selling Holders.

     (b) Subject to Section 1.2, each Selling Holder agrees to indemnify and hold harmless the Company, its officers and directors, and each person, if any, who controls the Company within the meaning of the Act (the Company, its officers and directors, and any such other persons also being hereinafter referred to individually as an "Indemnified Person" and collectively as "Indemnified Persons") from and against all claims based upon, arising out of or resulting from any untrue statement of a material fact contained in the registration statement or any omission to state therein a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, to the extent that such claim is based upon, arises out of or results from information furnished to, or changes to a registration statement requested of, the Company in writing by such Selling Holder expressly for use in connection with the registration statement; provided that the obligation to indemnify shall be individual, not joint and several, for each such Selling Holder and shall be limited to the gross amount of the proceeds received by such Selling Holder from the sale of Registrable Securities pursuant to such registration statement.

     (c) The indemnification set forth herein shall be in addition to any liability the Company or a Holder may otherwise have to the Indemnified Persons. Promptly after actually receiving definitive notice of any claim in respect of which an Indemnified Person may seek indemnification under this Section 1.6, such Indemnified Person shall submit written notice thereof to either the Company or such Selling Holder, as the case may be (sometimes being hereinafter referred to as an "Indemnifying Person"). The failure of the Indemnified Person so to notify the Indemnifying Person of any such claim shall not relieve the Indemnifying Person from any liability it may have hereunder except to the extent that (a) such liability was caused or materially increased by such failure, or (b) the ability of the Indemnifying Person to reduce such liability was materially adversely affected by such failure. In addition, the failure of the Indemnified Person so to notify the Indemnifying Person of any such claim shall not relieve the Indemnifying Person from any liability it may have otherwise than hereunder. The Indemnifying Person shall have the right to undertake, by counsel or representatives of its own choosing that are reasonably satisfactory to the Indemnified Person, the defense, compromise or settlement (without admitting liability of the Indemnified Person) of any such claim asserted, such defense, compromise or settlement to be undertaken at the expense and risk of the Indemnifying Person, and the Indemnified Person shall have the right to engage separate counsel, at such Indemnified Person's own expense, which counsel for the Indemnifying Person shall keep informed and consult with in a reasonable manner. In the event the Indemnifying Person shall elect not to undertake such defense by its own representatives, the Indemnifying Person shall give prompt written notice of such election to the Indemnified Person, and the Indemnified Person may undertake the defense, compromise or settlement (without admitting liability of the Indemnified Person) thereof on behalf of and for the account and risk, and at the expense, of the Indemnifying Person by counsel or other representatives designated by the Indemnified Person. Notwithstanding the foregoing, in any action or proceeding in which both the Indemnifying Person and an Indemnified Person is, or is reasonably likely to become, a party, such Indemnified Person shall have the right to employ separate counsel at the Indemnifying Person's expense and to control its own defense of such action or proceeding if, on the reasonable written advice of counsel to such Indemnified Person, the Indemnified Person reasonably believes (a) there are or may be legal defenses available to such Indemnified Person or to other Indemnified Persons that are different from or additional to those available to the Indemnifying Person and (b) any conflict or potential conflict exists between the Indemnifying Person and such Indemnified Person that would make such separate representation advisable; provided, further, however, that in no event shall the Indemnifying Person be required to pay fees and expenses under this Section 1.6 for more than one firm of attorneys in any jurisdiction in any one legal action or proceeding or group of related legal actions or proceedings on behalf of the Indemnified Persons. Notwithstanding the foregoing, no Indemnifying Person shall be obligated hereunder with respect to amounts paid in settlement of any claim if such settlement is effected without the consent of such Indemnifying Person, which consent shall not be unreasonably withheld, and no Indemnifying Person shall, without the written consent of each Indemnified Person, which consent shall not be unreasonably withheld, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Person is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the Indemnified Person from all liability arising out of such action or claim without any payment or consideration provided or obligation incurred by any Indemnified Person and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Persons.

     (d) If for any reason the foregoing indemnity is unavailable to, or is insufficient to hold harmless, an Indemnified Person, then the Indemnifying Person shall contribute to the amount paid or payable by the Indemnified Person as a result of such claims, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Person and the Indemnified Person as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (e) The indemnification and contribution to the extent required by this Sec-tion 1.6 shall be made by periodic payments of the amounts thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred; provided that such amounts shall be refunded immediately to the extent it is finally judicially determined that the Indemnified Person was not entitled to indemnification under this Section 1.6.

2.       Miscellaneous.

     2.1 Additional Actions and Documents. Each of the parties hereto hereby agrees to use its reasonable best efforts to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments, and to obtain such consents, as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms and conditions of this Agreement.

     2.2 Assignment. Any Holder may assign its rights under this Agreement to any assignee of the Convertible Securities, the Registrable Securities or the shares of Common Stock issuable upon exercise thereof.

     2.3 Entire Agreement; Amendment and Waiver. This Agreement, including the other writings referred to herein or delivered pursuant hereto, constitutes the entire agreement among the parties hereto with respect to the transactions contemplated herein, and it supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein, including, with respect to the Series E Preferred, Series F Preferred and the Series G Preferred, any pre-existing registration rights agreements. No amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by a party against whom enforcement of the amendment, modification, or discharge is sought. No course of dealing or the failure of any party to enforce any of the provisions of this Agreement shall in any way operate as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

     2.4 Limitation on Benefits. Except as provided for elsewhere herein, it is the explicit intention of the parties hereto that no person or entity other than the parties hereto (and their respective successors and assigns) is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and the covenants, undertakings and agreements set in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors and assigns.

     2.5 Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. The respective indemnities, agreements, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect following any sale of Registrable Securities as contemplated hereby and regardless of any investigation (or statement as to the results thereof) made by or on behalf of any Holder or any representative of any Holder.

     2.6 Governing Law. This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of California, without regard to conflicts of laws principles.

     2.7 Notices. All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be made by facsimile transmission and shall be mailed by over-night or registered mail, return receipt requested, postage prepaid, or transmitted by hand delivery, including delivery by courier, addressed as follows:

(a)      If to the Company:

                           The Right Start, Inc.
                           26610 Agoura Road, Suite 250
                           Calabasas, California 91302
                           Attention:  Legal
                           Facsimile:  818.735.7242

                           with a copy (which shall not constitute notice) to:

                           Fulbright & Jaworski L.L.P.
                           865 South Figueroa Street
                           Twenty-Ninth Floor
                           Los Angeles, CA  90017-2571
                           Attention: Victor Hsu, Esq.
                           Facsimile: 213.680.4518

(b) If to a Holder, to the addresses set forth in the Purchase Agreement to which such Holder is a party and any other designees specified therein.

     Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication that is mailed, delivered or transmitted in the manner described above shall be deemed sufficiently given, served, sent and received for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, the affidavit of messenger or (with respect to a telex) the answer back being deemed conclusive (but not exclusive) evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

     2.8 Headings. Article and Section headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

     2.9 Execution in Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be required; and it shall not be necessary that the signatures of each party appear on each counterpart; but it shall be sufficient that the signature of each party appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of all of the parties hereto. Signatures pages may be delivered with original signatures or by facsimile, and the delivery of a signature by facsimile shall have the same effect as the delivery of an original signature.

     2.10 Remedies. Each Holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

     2.11 Illegality. If any term or provision of this Agreement or any application thereof shall be declared or held invalid, illegal or unenforceable, in whole or in part, whether generally or in any particular jurisdiction, such provision shall be deemed amended to the extent, but only to the extent, necessary to cure such invalidity, illegality or unenforceability, and the validity, legality and enforceability of the remaining provisions, both generally and in every other jurisdiction, shall not in any way be affected or impaired thereby.

     2.12 Inspection. For so long as this Agreement shall be in effect, this Agreement and a complete list of the names and addresses of all the Holders of Registrable Securities shall be made available for inspection and copying on any business day after reasonable notice to the Company by any Holder of Registrable Securities at the offices of the Company at the address thereof set forth in
Section 2.7 above.

     2.13 No Inconsistent Agreements. The Company has not entered into (except, with the respect to 500,000 shares then held by Albert O. Nicholas and Primerica Life Insurance Company under the Registration Rights Agreement dated as of August 3, 1995 between them, the Company and certain of the shareholders of the Company, which to the best knowledge of the Company do not currently have rights inconsistent with the rights granted hereby), and will not hereafter enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement. Without limiting the generality of the foregoing, the Company will not hereafter grant to any holder of the Company's securities registration rights that are senior to or that would have the effect of blocking or delaying the rights of any of the Holders herein. Each of the parties hereto hereby expressly waives any inconsistent rights granted by the Company to such party under any previous agreement, if any. The foregoing waiver is also intended to be effective with respect to, and for the benefit of, the holders from time to time of any of "Registrable Securities" as defined in the Vendex Agreement (as defined below) so that any registration rights granted by the Company to any of the parties hereto under any previous agreement (which specifically does not include this Agreement) are not deemed inconsistent with or senior to the rights granted by the Company in that certain Registration Rights Agreement dated January 6, 2002, between the Company and Royal Vendex KBB, N.V. (the "Vendex Agreement").

     IN WITNESS WHEREOF, each of the parties hereto has caused this Registration Rights Agreement to be duly executed on its behalf as of the date first above written.

THE RIGHT START, INC.


By: /s/ Jerry R. Welch
Jerry R. Welch
Chief Executive Officer


THE HOLDERS:

ATHANOR HOLDINGS, LLC


By: /s/ Kenneth Abdalla
Name:   Kenneth Abdalla
Title:  Manager


By: /s/ Vincent Smith
Name:   Vincent Smith
Title:  Manager


/s/ Richard Kayne
Richard Kayne


/s/ Fred Kayne
Fred Kayne


ARBCO ASSOCIATES, L.P.


By: /s/ David Shladovsky
Its: Secretary, Corporate General Partner

KAYNE ANDERSON DIVERSIFIED CAPITAL PARTNERS, L.P.


By: /s/ David Shladovsky
Its: Secretary, Corporate General Partner

KAYNE ANDERSON NON-TRADITIONAL INVESTMENTS, L.P.


By: /s/ David Shladovsky
Its: Secretary, Corporate General Partner


KAYNE ANDERSON OFFSHORE LIMITED


By: /s/ David Shladovsky
Its: Secretary, Corporate General Partner


KAYNE ANDERSON CAPITAL PARTNERS, L.P.


By: /s/ David Shladovsky
Its: Secretary, Corporate General Partner


PALOMAR VENTURES I, L.P.,


By: /s/ Jim Gauer
Its: General Partner



MARINA CORPORATE LLC,
By: Guidance Solutions, Inc.,
its sole member
By: /s/ Jeffrey Shapiro
Its: V.P. and General Counsel


/s/ Michael Targoff
Michael Targoff